                                                                    Exhibit (23)



                         CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statements of Cooper Tire & Rubber Company listed below, of our report dated January 31, 2003, with respect to the consolidated financial statements and schedule of Cooper Tire & Rubber Company included in this Annual Report (Form 10-K) for the year ended December 31, 2002:


     Form S-3         No. 33-44159          $200,000,000 aggregate principal amount of the Company's Debt Securities
                      No. 333-89149         Registration of securities not to exceed an initial public offering price of
                                            $1,200,000,000

     Form S-8         No. 2-58577           Thrift and Profit Sharing Plan
                      No. 33-5483           1986 Incentive Stock Option Plan
                      No. 33-35071          Texarkana Pre-Tax Savings Plan
                      No. 33-47979          Pre-Tax Savings Plan at the Auburn Plant
                      No. 33-47980          1991 Stock Option Plan for Non-Employee Directors
                      No. 33-47981          Pre-Tax Savings Plan at the Findlay Plant
                      No. 33-47982          Pre-Tax Savings Plan at the El Dorado Plant
                      No. 33-52499          Pre-Tax Savings Plan (Bowling Green - Hose)
                      No. 33-52505          Pre-Tax Savings Plan (Bowling Green - Sealing)
                      No. 333-09619         1996 Stock Option Plan
                      No. 333-83311         Pre-Tax Savings Plan (Clarksdale)
                      No. 333-83309         1998 Employee Stock Option Plan
                                            1998 Incentive Compensation Plan
                      No. 333-83589         1998 Non-Employee Directors Compensation Deferral Plan
                      No. 333-84815         Thrift & Profit Sharing Plan
                      No. 333-84813         Texarkana Pre-Tax Savings Plan
                      No. 333-84793         Pre-Tax Savings Plan at the Auburn Plant
                      No. 333-84811         Pre-Tax Savings Plan at the Findlay Plant
                      No. 333-84807         Pre-Tax Savings Plan at the El Dorado Plant
                      No. 333-84803         Pre-Tax Savings Plan (Bowling Green - Hose)
                      No. 333-84805         Pre-Tax Savings Plan (Bowling Green - Sealing)
                      No. 333-39150         Standard Products Individual Retirement and Investment Trust Plan
                      No. 333-39154         The Standard Products Company (Gaylord, Michigan Plant) UAW Local 388
                                            collectively Bargained Savings and Retirement Plan
                      No. 333-103007        2001 Incentive Compensation Plan


                                                     /s/ Ernst & Young LLP
                                                     ------------------------
                                                     ERNST & YOUNG LLP


Toledo, Ohio
March 11, 2003








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